Exhibit 10.1

AMENDMENT NO. 3 AND JOINDER TO AMENDED AND RESTATED MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT
This AMENDMENT NO. 3 AND JOINDER TO AMENDED AND RESTATED MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT, dated as of March 28, 2017 (this “Amendment”), is made and entered into by and between Plexus Corp., a Wisconsin corporation (the “Seller Representative”), Plexus Intl. Sales & Logistics, LLC, a Delaware limited liability company (“PISL”), Plexus Manufacturing Sdn. Bhd. (“PM”), Plexus Services Ro SRL (“Plexus Romania”), Plexus Corp. (UK) Limited (“Plexus UK”) and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (the “Purchaser”).
WITNESSETH:
WHEREAS, the Seller Representative, PISL, PM and the Purchaser are parties to that certain Amended and Restated Master Accounts Receivable Purchase Agreement, dated as of December 14, 2016 (as amended, modified or restated from time to time prior to the date hereof, the “Existing Agreement” and as amended by this Amendment, the “MARPA”);
WHEREAS, the Sellers have requested that the Existing Agreement be amended as set forth below and that Plexus Romania and Plexus UK (collectively, the “New Sellers” and each a “New Seller”) be joined to the Existing Agreement as Sellers, and the Purchaser has agreed to such requests;
NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:
SECTION 1.    Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Agreement.
SECTION 2.    Amendment. Effective as of the Effective Date (as defined in Section 4 hereof), the Existing Agreement is hereby amended as follows:
(a)    The following new definitions shall be added to the Existing Agreement in Section 1.1, in the correct alphabetical order:
(i)    “Plexus Romania” means Plexus Services Ro SRL, a company organized and existing under the laws of Romania.
(ii)    “Plexus UK” means Plexus Corp. (UK) Limited, a company organized and existing under the laws of Scotland.
(iii)    “Third Amendment” means that certain Amendment No. 3 and Joinder to Amended and Restated Master Accounts Receivable Purchase Agreement, dated as of March 28, 2017, by and between Plexus Corp., Plexus Intl. Sales & Logistics, LLC, Plexus Manufacturing Sdn. Bhd., Plexus Services Ro SRL, Plexus Corp. (UK) Limited and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch.

(b)    The defined term “Maximum Facility Amount” in Section 1.1 shall be amended by deleting therein the word “$100,000,000” and replacing it with “$120,000,000”.
(c)    Section 2.1 of the Existing Agreement shall be amended and restated in its entirety to read as follows:
Offer to Purchase; Purchase and Sale. On any Business Day during the term of this Agreement, each Seller may submit through the PrimeRevenue System (or deliver a manually executed Purchase Request if the PrimeRevenue System is unavailable) a Purchase Request with respect to the Receivables detailed therein; provided that (a) no Purchase Requests may be submitted with respect to any Receivable owed to Plexus Malaysia until the conditions under Section 8.1 have been satisfied with respect to Plexus Malaysia, (b) no Purchase Requests may be submitted with respect to any Receivable owed to Plexus Romania until the conditions under Section 4 of the Third Amendment have been satisfied with respect to Plexus Romania, and (c) no Purchase Requests may be submitted with respect to any Receivable owed to Plexus UK until the conditions under Section 4 of the Third Amendment have been satisfied with respect to Plexus UK. The submission or delivery of such Purchase Request shall be, and be deemed for all purposes hereunder as, an offer by the Seller of such Receivables to sell to the Purchaser such Receivables. The Purchaser, in its sole and absolute discretion, may elect to accept or reject the offer to purchase such Receivables, in whole or in part. If the Purchaser accepts such offer, in whole or in part, the Purchaser shall notify the applicable Seller and shall identify the Receivables that it has agreed to purchase, and on the Purchase Date therefor, subject to the terms and conditions set forth herein, (x) the Purchaser shall purchase from each relevant Seller the accepted Receivables to be sold by such Seller, and (y) each such Seller shall sell and assign to the Purchaser all of such Seller's right, title and interest in and to such Receivables as absolute owner thereof.

(d)    Section 4.1 of the Existing Agreement shall be amended by adding at the end thereof the following: “Notwithstanding the foregoing provisions of this Section 4.1, Plexus Romania does not grant a security interest hereunder in the Seller Account Collateral related to it.”
(e)    A new Section 8.6 shall be added to the Existing Agreement, which shall read as follows:
Section 8.6 Conditions Subsequent to Each Purchase from Plexus Romania.
No later than five (5) Business Days after each Purchase Date on which Receivables are purchased from Plexus Romania, Plexus Romania shall (a) register such purchase with the Romanian Electronic Archive for Security Interests in Movable Property and provide evidence to the Purchaser of such filing in form and substance satisfactory to the Purchaser and (b) deliver to the applicable Approved Obligor a duly completed and executed notification to such Approved Obligor substantially in the form of Exhibit E attached hereto and deliver evidence thereof to the Purchaser in form and substance acceptable to the Purchaser.

(f)    Section 9.1(c) of the Existing Agreement shall be amended and restated in its entirety to read as follows:
(c) This Agreement, the other Purchase Documents and the sale, assignment and transfer of the Purchased Receivables hereunder constitutes, subject to, with respect to Plexus Romania only, the fulfilment of the conditions in Section 8.6, the legal, valid and binding obligations of such Seller, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and other Laws of general application affecting the rights and remedies of creditors and general principles of equity, regardless of whether enforcement is sought in proceedings in equity or at Law. Subject to, with respect to Plexus Romania only, Section 4.1, this Agreement creates a valid security interest in each Purchased Receivable. Upon the filing of a UCC financing statement in the applicable state, listing such Seller, as debtor, and the Purchaser, as secured party, and covering Purchased Receivables from time to time purchased hereunder, the Purchaser shall have a first priority perfected security interest in each such Purchased Receivable; provided, however, that Plexus Romania shall have no obligation to take any action, except as set out in Section 8.6, required under Romanian law to perfect any such security interest.
(g)    Section 9.1(f) of the Existing Agreement shall be amended and restated in its entirety to read as follows:
(f) No authorization, consent or approval or other action by, and no notice to or filing (other than the UCC financing statements required to be filed hereunder and the actions described in Section 8.6) with, any Governmental Authority is required to be obtained or made by such Seller for the due execution, delivery and performance by it of this Agreement or any other Purchase Document.
(h)    Section 13.2 of the Existing Agreement shall be amended by adding therein after the words “with respect to such fees of counsel” the following: “incurred on or before December 31, 2016”.
(i)    Schedule A to the Existing Agreement shall be amended and restated to read in its entirety as set out Annex A hereto.
(j)    Schedule B to the Existing Agreement shall be amended by adding thereto the UCC Information for each of Plexus Romania and Plexus UK set out on Annex B hereto.
(k)    A new Exhibit E shall be added to the Existing Agreement which shall read as set out on Annex C hereto.
(l)    The “Seller Account” for Plexus Romania shall be any of the following accounts located at HSBC with numbers:

(m)    The “Seller Account” for Plexus UK shall be any of the following accounts located at HSBC with numbers:
SECTION 3.    Joinder to Existing Agreement.
(a)    Each New Seller hereby agrees, as of the date hereof, to be bound as a Seller by all of the terms and conditions of the MARPA to the same extent as each of the other Sellers thereunder. Each New Seller further agrees, as of the date hereof, that each reference in the MARPA to a “Seller” shall also mean and be a reference to such New Seller.
(b)    Each New Seller hereby (a) makes each representation and warranty set forth in Section 9 of the Existing Agreement (assuming that all references in such Section 9 to a specific date refer to the date hereof) and (b) undertakes each covenant obligation set forth in Section 10 of the Existing Agreement, in each case to the same extent as each other Seller.
(c)    Each New Seller hereby designates the Seller Representative, and the Seller Representative hereby accepts such designation, as the true and lawful agent and attorney-in-fact of such New Seller for receipt of the summons, writs and notices in connection with any action or suit arising out of the MARPA.
(d)    Each of Plexus UK and Plexus Romania hereby confirms the appointment of Plexus Corp. to act on its behalf as Seller Representative under the MARPA.
SECTION 4.    Conditions Precedent
(a)    Conditions to Effectiveness. This Amendment shall become effective as of the date on which the Purchaser shall have received, in form and substance satisfactory to it (the “Effective Date”) this Amendment, duly executed by the Seller Representative, PISL and PM, Plexus Romania and Plexus UK.
(b)    Conditions to Initial Purchases from New Sellers. The initial purchase of Receivables under the MARPA from any New Seller shall be subject to the receipt by the Purchaser of each of the following with respect to such New Seller, in each case in form and substance satisfactory to the Purchaser:
(1)    certified copies of resolutions of each New Seller authorizing this Amendment and approving the terms hereof and of the MARPA and the other Purchase Documents and authorizing the transactions contemplated thereunder and authorizing a person or persons to sign those documents including any subsequent notices and acknowledgements to be executed or delivered pursuant to the MARPA, the other Purchase Documents and any other documents to be executed or delivered by each New Seller pursuant thereto;
(2)    An officer incumbency and specimen signature certificate for each New Seller;

(3)    As regards Plexus UK, a copy of the constitutional documents of Plexus UK certified by an officer of Plexus UK as correct, complete and in full force and effect and confirmation that such constitutional documents have not been amended, revoked or suspended.
(4)    As regards Plexus Romania, a certified copy of the up-to-date constitutive act of Plexus Romania bearing the signature and stamp of the Trade Registry Office; good standing certificate (in Romania: certificat constatator) issued by the Trade Registry Office; and an excerpt indicating that no proceeding act has been published in the Bulletin for Insolvency Proceedings with respect to Plexus Romania, issued by the Trade Registry Office;
(5)    Lien search reports as the Purchaser shall deem advisable with respect to each New Seller, and releases of any Adverse Claim on the Receivables that are or will be Purchased Receivables shown in such reports;
(6)    Acknowledgement copies or other evidence of filing of such UCC financing statements or other filings or perfection measures as are required under the MARPA; and
(7)    Opinions of counsel to the New Sellers, including opinions with respect to due organization and good standing of each New Seller, due authorization, execution and delivery of this Agreement by each New Seller, validity and enforceability of this Agreement with respect to each New Seller, non-contravention of organizational documents, agreements and law, no consents, creation of security interest and perfection of security, true sale and such other matters as Purchaser may reasonably request.
SECTION 5.    Representations and Warranties. To induce the Purchaser to enter into this Amendment, each of the Seller Representative, PISL, PM, Plexus Romania and Plexus UK hereby represents and warrants to the Purchaser that as of the date hereof:
(a)    Representations and Warranties. As of the date hereof, the representations and warranties made by the Sellers in the Existing Agreement are true and correct in all material respects on and as of such date as if made on and as of such date (except to the extent such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date).
(b)    Reaffirmation. Each Seller, by its signature below, hereby (i) agrees that, notwithstanding the effectiveness of this Amendment, the MARPA continues to be in full force and effect (except to the extent expressly amended hereby) and (ii) affirms and confirms its obligations under each of the Purchase Documents to which it is a party.
SECTION 6.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or electronic transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
SECTION 7.    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 8.    Explicit Acceptance. Plexus Romania hereby represents that:
(a)    it has reviewed and understood the provisions of this Amendment and it agrees with the terms thereof;
(b)    has independently decided to enter into the Amendment on the basis of its own assessment or, where it has considered necessary, based on the legal, financial or technical expertise of external independent consultants selected by it;
(c)    it is capable of understanding (by itself or assisted by any consultants that it has considered necessary) and understands and accepts the contents of all the (internal and external) clauses and all the rights and obligations it undertakes through this Amendment; and
(d)    each clause of this Amendment has been negotiated by or on behalf of Plexus Romania with the Purchaser or their representatives (for the purpose of this Clause “negotiation” meaning both the exchange of proposals between parties or their representatives which has resulted in a final agreement in relation to certain clauses, and the unconditional acceptance by a party of the clauses proposed by the other party). In particular, Plexus Romania explicitly represents that it understands and accepts each and all unusual standard clauses (as defined by Article 1203 of the Romanian Civil Code, to the extent applicable) in this Amendment and MARPA, including:
(i)    Section 2 (Amendment), Section 3 (Joinder to Existing Agreement) and this Section 8 (Explicit Acceptance) and clauses of this Agreement; and
(ii)    Section 2 (Purchase and Sale; Uncommitted Arrangement; Term), Section 4 (Nature of Facility), Section 5 (Servicer), Section 7 (Other Information; The Sellers' Books and Records; Inspection; The Purchaser's Records), Section 10 (Covenants), Section 11 (Repurchase of Purchased Receivables), Section 12 (Taxes) and Section 13 (Miscellaneous) of MARPA.
SECTION 9.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
SELLERS:

PLEXUS CORP.

By: /s/ Angelo M. Ninivaggi
Name: Angelo M. Ninivaggi
Title: Sr. Vice President, Chief Administrative Officer, General Counsel & Secretary

PLEXUS MANUFACTURING SDN. BHD.

By: /s/ Lim Yong Jin
Name: Lim Yong Jin
Title: Managing Director

PLEXUS INT’L SALES & LOGISTICS, LLC

By: /s/ Angelo M. Ninivaggi
Name: Angelo M. Ninivaggi
Title: Vice President and Secretary

PLEXUS SERVICES RO SRL

By: /s/ Angelo M. Ninivaggi
Name: Angelo M. Ninivaggi
Title: Director

By: /s/ Denis Kerr
Name: Denis Kerr
Title: Director

PLEXUS CORP. (UK) LIMITED

By: /s/ Denis Kerr
Name: Denis Kerr
Title: Director

[Signature Page to Amendment No. 3 and Joinder]

PURCHASER:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By: /s/ Thomas J. Educate
Name: Thomas J. Educate
Title: Managing Director

[Signature Page to Amendment No. 3 and Joinder]

ANNEX A

SCHEDULE A TO
AMENDED AND RESTATED MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT

Approved Obligors

Approved Obligor	Approved Obligor Sublimit (USD)	Approved Obligor Buffer Period (days)	Applicable Margin

ANNEX B

EXHIBIT E TO
AMENDED AND RESTATED MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT

NOTICE OF ASSIGNMENT OF RECEIVABLES

To:	[Name of the Approved Obligor]
[Address of the Approved Obligor] Attent.: [Name of an authorized person of the Approved Obligors]
Date:	[•]
Re.:	Invoice(s) listed in the Annex (the "Invoices")

Dear Sir,

1.
In accordance with, and subject to, the terms and provisions of the Amended and Restated Master Accounts Receivable Purchase Agreement dated as of December 14, 2016 and Amendment No. 3 and Joinder to Amended and Restated Master Accounts Receivable Purchase Agreement dated as of [•], 2017, concluded between, among others, PLEXUS SERVICES RO SRL, a Romanian limited liability company with headquarters at 2 - 4 Eugeniu Carada Street, Bihor County, registered with the Trade Registry under no.: J5/261/2009, sole registration no.: 25153581 as seller (the "Seller") and THE BANK OF TOKYO-MITSUBISHI UFJ, Ltd., New York Branch, with headquarters at 1251 Avenue of the Americas, 12th floor, New York, NY 10020, as purchaser (the "Purchaser"), the Seller assigned in favour of the Purchaser the receivables arising from the invoices against [please include the name and details of the relevant Approved Obligor] listed in the Annex (Invoices) attached herein.

2.	As of the date of receipt of the notice herein, any payment related to the Invoices shall be performed exclusively in the following account:

Account:	[•]
Account Number:	[•]
Reference:	[•]
or such other account notified to you from time to time.
[Note: Please include the details of the relevant Seller Accounts in accordance with the Master Accounts Receivables Purchase Agreement.]

3.
However, you shall continue to deal with the Seller, acting as servicer on behalf of the Purchaser in respect of all the receivables arising from the Invoices until you receive written notice to the contrary from the Purchaser. Upon notice to you from the Purchaser, you shall fully comply with the instructions of the Purchaser as it may notify to you.

4.
As of the date of receipt of the notice herein, any amounts due under the Invoices shall be owed to the Purchaser, the Seller acting solely as servicer for the benefit of the Purchaser and any set-off mechanism with debts against the Seller is unenforceable.

5.	Any payment not made in accordance with the above instructions will have no debt discharging effect.

Yours faithfully,
By: _______________________ [signature(s) and stamp of Plexus Services Ro SRL]
Mr. [●]
duly authorised for and on behalf of PLEXUS SERVICES RO SRL

ANNEX
Invoices

Approved Obligor	Invoice Number	Invoice Amount	Invoice Date

ANNEX C

(a) Name:	Plexus Services Ro SRL
(b) Chief Executive Office:	Str. Eugeniu Carada, nr. 2 – 4, Oreada, Bihor, Romania 410610
(c) Jurisdiction of Organization:	Romania
(d) Organizational Number:	ORC J05/261/19.02.2009; CUI 25153581; VAT number: RO25153581
(e) FEIN:	96-0618894
(f) Tradenames:	N/A
(g) Changes in Location, Name and Corporate Organization in the last 5 years:
Previous address: 34/A Calea Borsului St., Oradea, Bihor county, Romania 410605.
Prior address (2013): Santion Village, Bors commune (Bors Land Book no. 36, cadastral number 5, 6 and 91), Oradea, Bihor county, Romania

(a) Name:	Plexus Corp. (UK) Limited
(b) Chief Executive Office:	Pinnacle Hill Industrial Estate, Kelso, Roxburghshire, Scotland TD5 8XX
(c) Jurisdiction of Organization:	Scotland (UK)
(d) Organizational Number:	Coy Registration #: SC146948
(e) FEIN:	VAT number: GB 634817526
(f) Tradenames:	N/A
(g) Changes in Location, Name and Corporate Organization in the last 5 years:	N/A